UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2025

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2468 Industrial Row Dr.
Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On March 30, 2025, the Board of Directors (the “Board”) of Agrify Corporation (the “Company”) approved the discontinuation (the “Discontinuation”) of the Company’s legacy extraction business, which includes hydrocarbon, alcohol, solventless, post-processing, and lab equipment (the “Extraction Business”), in order to refocus the Company’s resources on its hemp-derived beverage business. In connection with the Discontinuation, the Company expects to reduce its workforce by nine employees by April 1, 2025 and to dispose of any remaining inventory relating to the Extraction Business.

As of the filing of this Current Report on Form 8-K, the Company is in the process of quantifying the charges it will incur under generally accepted accounting principles as a result of the Discontinuation. To the extent that the Company determines that material charges will be incurred in connection with the Discontinuation, the Company will file an amendment to this Current Report on Form 8-K within four business days after the determination is made, which amendment will disclose the estimated amount of the charges.

Cautionary Note Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company and other matters. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, statements regarding the timing and magnitude of the expected workforce reduction and its intention to refocus resources on its hemp-derived beverage business. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Investors should carefully consider the risks and uncertainties that affect the Company’s business, including those described in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2024 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Investors are advised, however, to consult any further disclosures the Company makes on related subjects in our public announcements and filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION
Date: March 31, 2025
	By:	/s/ Brad Asher
Brad Asher
Chief Financial Officer

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